    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 18, 2001


                                                      REGISTRATION NO. 333-53284
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 2


                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)

         NORTH CAROLINA                          5812                            56-2169715
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)            Identification No.)

                                                                   RANDY S. CASSTEVENS
                                                            SENIOR VICE PRESIDENT OF FINANCE,
                                                                 SECRETARY AND TREASURER
               370 KNOLLWOOD STREET                                370 KNOLLWOOD STREET
       WINSTON-SALEM, NORTH CAROLINA 27103                 WINSTON-SALEM, NORTH CAROLINA 27103
                  (336) 725-2981                                      (336) 725-2981
        (Address, including zip code, and                (Name, address, including zip code, and
                 telephone  number,                                  telephone  number,
  including area code, of registrant's principal        including area code, of agent for service)
                 executive offices)

                             ---------------------
                                   COPIES TO:

            GERALD S. TANENBAUM, ESQ.                            RICHARD C. TILGHMAN, JR., ESQ.
             CAHILL GORDON & REINDEL                            PIPER MARBURY RUDNICK & WOLFE LLP
                 80 PINE STREET                                         6225 SMITH AVENUE
            NEW YORK, NEW YORK 10005                             BALTIMORE, MARYLAND 21209-3600
                 (212) 701-3000                                          (410) 580-3000
              (212) 269-5420 (FAX)                                    (410) 580-3001 (FAX)

                             ---------------------
APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________________

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________________

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, check the following box. [ ]

                             ---------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON A DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON A DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Set forth below is an estimate of the approximate amount of the fees and expenses (other than underwriting commissions and discounts) payable by Krispy Kreme and the selling shareholders in connection with this offering.

                                                              --------
Securities and Exchange Commission Registration Fee.........  $ 45,552
National Association of Securities Dealers Inc. Registration
  Fee.......................................................    18,720
Nasdaq National Market Listing Fees.........................     2,217
Printing Expenses...........................................   300,000
Legal Fees and Expenses.....................................   300,000
Accounting Fees and Expenses................................   200,000
Miscellaneous...............................................    33,511
                                                              --------
          Total.............................................  $900,000
                                                              ========

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Articles of Incorporation and Bylaws of Krispy Kreme Doughnuts, Inc. ("Krispy Kreme" or the "Company") provide that our directors and officers shall not be personally liable to us or our shareholders for monetary damages for breach of fiduciary duty as a director or officer to the fullest extent permitted by North Carolina law. Under Section 55-8-51 of the North Carolina Business Corporation Act, we may indemnify a present or former director if he conducted himself in good faith and reasonably believed, in the case of conduct in his official capacity, that his conduct was in Krispy Kreme's best interests. In all other cases, the director must have believed that his conduct was at least not opposed to our best interests. In the case of any criminal proceeding, the director must have had no reasonable cause to believe his conduct was unlawful. We may not indemnify a director in connection with a proceeding by or in the right of Krispy Kreme in which the director was adjudged liable to us or, in connection with any other proceeding, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Under North Carolina law, we may indemnify our officers to the same extent as our directors and to such further extent as is consistent with public policy. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling Krispy Kreme pursuant to the foregoing provisions, or otherwise, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Krispy Kreme maintains directors' and officers' liability insurance against any actual or alleged error, misstatement, misleading statement, act, omission, neglect or breach of duty by any director or officer, excluding certain matters including fraudulent, dishonest or criminal acts or self-dealing.

The Underwriting Agreement (Exhibit 1.1) provides for indemnification by the Underwriters of Krispy Kreme, its directors and executive officers and other persons for certain liabilities, including liabilities arising under the Securities Act of 1933, as amended.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES

In connection with a corporate reorganization in the form of a merger conducted in conjunction with its initial public offering on April 5, 2000, Krispy Kreme Doughnuts, Inc. issued 20 shares of its common stock, no par value, in exchange for each outstanding share of the common stock, par value $10.00 per share, of Krispy Kreme Doughnut Corporation. Krispy Kreme Doughnuts, Inc.

issued a total of 9,340,220 shares of its common stock in this exchange. The issuance was a private placement exempt from registration under Section 4(2) of the Securities Act. Pursuant to the reorganization, Krispy Kreme Doughnut Corporation became a wholly-owned subsidiary of Krispy Kreme Doughnuts, Inc.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

a. Exhibits


EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT
-------                           ----------------------
  1.1+     --  Form of Underwriting Agreement
  2.1      --  Agreement and Plan of Merger among the Company, Krispy Kreme
               Doughnut Corporation and KKDC Reorganization Corporation
               dated December 2, 1999 (incorporated by reference to Exhibit
               2.1 to the Registrant's Registration Statement on Form S-1
               (Commission File No. 333-92909), filed with the Commission on December 16, 1999)
  3.1      --  Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Registrant's Registration
               Statement on Form S-1 (Commission File No. 333-92909), filed with the Commission on December 16, 1999 and Exhibit 4.2 to the Registrant's Registration Statement on Form S-8
               (Commission File No. 333-47326) filed with the Commission on
               October 4, 2000)
  3.2      --  Bylaws of the Company (incorporated by reference to Exhibit
               3.2 to the Registrant's Registration Statement on Form S-1
               (Commission File No. 333-92909), filed with the Commission on December 16, 1999)
  4.1      --  Form of Certificate for Common Stock (incorporated by
               reference to Exhibit 4.1 to the Registrant's Amendment No. 4 to Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on April 3, 2000)
  4.2      --  Rights Agreement between the Company and Branch Banking and
               Trust Company, as Rights Agent, dated as of January 18, 2000
               (incorporated by reference to Exhibit 4.2 to the
               Registrant's Amendment No. 4 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on April 3, 2000)
  5.1+     --  Opinion of Kilpatrick Stockton, LLP, as to the legality of the securities being registered
 10.1      --  Amended and Restated Loan Agreement, dated December 21,
               1998, between Krispy Kreme Doughnut Corporation and the
               subsidiaries thereof and Branch Banking and Trust Company
               (incorporated by reference to Exhibit 10.1 to the
               Registrant's Registration Statement on Form S-1 (Commission
               File No. 333-92909), filed with the Commission on December
               16, 1999)
 10.2      --  Form of Associates License Agreement (incorporated by
               reference to Exhibit 10.2 to the Registrant's Registration
               Statement on Form S-1 (Commission File No. 333-92909), filed with the Commission on December 16, 1999)
 10.3      --  Form of Development Agreement (incorporated by reference to
               Exhibit 10.3 to the Registrant's Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on December 16, 1999)
 10.4      --  Form of Franchise Agreement (incorporated by reference to
               Exhibit 10.4 to the Registrant's Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on December 16, 1999)
 10.5      --  Letter Agreement, dated April 12, 1994, between Krispy Kreme
               Doughnut Corporation and Mr. Scott A. Livengood
               (incorporated by reference to Exhibit 10.5 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)

EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT
-------                           ----------------------
 10.6      --  Letter Agreement, dated February 15, 1994, between Krispy
               Kreme Doughnut Corporation and Mr. Joseph A. McAleer, Jr.
               (incorporated by reference to Exhibit 10.6 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.7      --  Guaranty of Payment Agreement, dated September 18, 1998, by
               Krispy Kreme Doughnut Corporation for the benefit of Beattie
               F. Armstrong and Beattie F. Armstrong, Inc. (incorporated by reference to Exhibit 10.7 to the Registrant's Amendment No.
               1 to Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on February 22, 2000)
 10.8      --  Collateral Repurchase Agreement, dated March 31, 1998 by and among Krispy Kreme Doughnut Corporation, the Bank of Blue
               Valley and Midwest Doughnuts, LLC (incorporated by reference to Exhibit 10.8 to the Registrant's Amendment No. 1 to
               Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on February 22, 2000)
 10.9      --  Guaranty by Krispy Kreme Doughnut Corporation, dated
               December 31, 1998, in favor of the Bank of Blue Valley with respect to the obligations of Midwest Doughnuts, LLC
               (incorporated by reference to Exhibit 10.9 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.10     --  Collateral Repurchase Agreement, dated January 30, 1998, by and among Krispy Kreme Doughnut Corporation, Mackk, L.L.C.
               and Branch Banking and Trust Company (incorporated by
               reference to Exhibit 10.10 to the Registrant's Registration
               Statement on Form S-1 (Commission File No. 333-92909), filed with the Commission on December 16, 1999)
 10.11     --  Collateral Repurchase Agreement, dated January 30, 1998, by and among Mr. Joseph A. McAleer, Jr., Mackk, L.L.C., Krispy
               Kreme Doughnut Corporation and Branch Banking and Trust
               Company (incorporated by reference to Exhibit 10.11 to the
               Registrant's Registration Statement on Form S-1 (Commission
               File No. 333-92909), filed with the Commission on December
               16, 1999)
 10.12     --  Collateral Repurchase Agreement, dated January 2, 1998, by and among Mrs. Bonnie Silvey Vandegrift, Brevard Tennis and
               Athletic Club Incorporated, Krispy Kreme Doughnut
               Corporation and Branch Banking and Trust Company
               (incorporated by reference to Exhibit 10.12 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.13     --  Collateral Repurchase Agreement, dated October 15, 1997, by and among Krispy Kreme Doughnut Corporation, Midwest
               Doughnuts, LLC, and the Bank of Blue Valley (incorporated by reference to Exhibit 10.13 to the Registrant's Amendment No.
               1 to Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on February 22, 2000)
 10.14     --  Guaranty by Krispy Kreme Doughnut Corporation, dated October
               15, 1997, in favor of the Bank of Blue Valley with respect to the obligation of Midwest Doughnuts, LLC (incorporated by reference to Exhibit 10.14 to the Registrant's Amendment No.
               4 to Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on April 3, 2000)

EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT
-------                           ----------------------
 10.15     --  Collateral Repurchase Agreement, dated October 22, 1996, by and among Robert L. McCoy, Gulf Florida Doughnut
               Corporation, Krispy Kreme Doughnut Corporation and Branch
               Banking and Trust Company (incorporated by reference to
               Exhibit 10.15 to the Registrant's Amendment No. 1 to
               Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on February 22, 2000)
 10.16     --  Collateral Repurchase Agreement, dated May 29, 1996, among
               Krispy Kreme Doughnut Corporation, Midwest Doughnuts, LLC
               and The First National Bank of Olathe (incorporated by
               reference to Exhibit 10.16 to the Registrant's Registration
               Statement on Form S-1 (Commission File No. 333-92909), filed with the Commission on December 16, 1999)
 10.17     --  Guaranty by Krispy Kreme Doughnut Corporation, dated May 29,
               1996, in favor of the First National Bank of Olathe with
               respect to the obligations of Midwest Doughnuts, LLC
               (incorporated by reference to Exhibit 10.17 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.18     --  Collateral Repurchase Agreement, dated July 7, 1995 by and among Robert J. Simmons, Simac, Inc., Krispy Kreme Doughnut
               Corporation and First National Bank of Ohio (incorporated by reference to Exhibit 10.18 to the Registrant's Amendment No.
               1 to Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on February 22, 2000)
 10.19     --  Collateral Repurchase Agreement, dated February 25, 1994, by and among Mr. William J. Dorgan, Mrs. Patricia M. Dorgan,
               Krispy Kreme Doughnut Corporation and Southern National Bank
               of North Carolina (incorporated by reference to Exhibit
               10.19 to the Registrant's Amendment No. 1 to Registration
               Statement on Form S-1 (Commission File No. 333-92909), filed with the Commission on February 22, 2000)
 10.20     --  Promissory Note, dated March 13, 1997, of Midwest Doughnuts,
               LLC, Mr. Philip R.S. Waugh, Jr. and certain other parties
               payable to the order of Krispy Kreme Doughnut Corporation
               (incorporated by reference to Exhibit 10.20 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.21     --  Promissory Note, dated October 13, 1997, of Midwest
               Doughnuts, LLC, Mr. Philip R.S. Waugh, Jr. and certain other parties payable to the order of Krispy Kreme Doughnut
               Corporation (incorporated by reference to Exhibit 10.21 to the Registrant's Amendment No. 4 to Registration Statement
               on Form S-1 (Commission File No. 333-92909), filed with the
               Commission on April 3, 2000)
 10.22     --  Trademark License Agreement, dated May 27, 1996, between HDN
               Development -- Corporation and Krispy Kreme Corporation
               (incorporated by reference to Exhibit 10.22 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.23     --  Stock Option Plan dated August 6, 1998 (incorporated by reference to Exhibit 10.23 to the Registrant's Amendment No.
               1 to Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on February 22, 2000)
 10.24     --  Long-Term Incentive Plan dated January 30, 1993
               (incorporated by reference to Exhibit 10.24 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)

EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT
-------                           ----------------------
 10.25     --  Form of Promissory Note relating to termination of Long-Term
               Incentive Plan (incorporated by reference to Exhibit 10.25 to the Registrant's Amendment No. 1 to Registration
               Statement on Form S-1 (Commission File No. 333-92909), filed with the Commission on February 22, 2000)
 10.26     --  Form of Restricted Stock Purchase Agreement (incorporated by reference to Exhibit 10.26 to the Registrant's Amendment No.
               1 to Registration Statement on Form S-1 (Commission File No.
               333-92909), filed with the Commission on February 22, 2000)
 10.27     --  Form of Promissory Note relating to restricted stock
               purchases (incorporated by reference to Exhibit 10.27 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.28     --  Employment Agreement dated August 10, 1999 between Krispy
               Kreme Doughnut Corporation and John N. McAleer (incorporated by reference to Exhibit 10.28 to the Registrant's Amendment
               No. 1 to Registration Statement on Form S-1 (Commission File
               No. 333-92909), filed with the Commission on February 22,
               2000)
 10.29     --  Employment Agreement dated August 10, 1999 between Krispy
               Kreme Doughnut Corporation and Scott A. Livengood
               (incorporated by reference to Exhibit 10.29 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.30     --  Employment Agreement dated August 10, 1999 between Krispy
               Kreme Doughnut Corporation and J. Paul Breitbach
               (incorporated by reference to Exhibit 10.30 to the
               Registrant's Amendment No. 1 to Registration Statement on
               Form S-1 (Commission File No. 333-92909), filed with the
               Commission on February 22, 2000)
 10.31     --  Kingsmill Plan (incorporated by reference to Exhibit 10.31 to the Registrant's Amendment No. 1 to Registration
               Statement on Form S-1 (Commission File No. 333-92909), filed with the Commission on February 22, 2000)
 10.32     --  2000 Stock Incentive Plan (incorporated by reference to
               Exhibit 10.1 to the Registrant's Registration Statement on
               Form S-8 (Commission File No. 333-47326), filed with the
               Commission on October 4, 2000)
 10.33+    --  Loan Agreement dated December 29, 1999 among Branch Banking and Trust Company, Krispy Kreme Doughnut Corporation,
               Thornton's Flav-O-Rich Bakery, Inc., Krispy Kreme
               Distributing Company, Inc., Krispy Kreme Support Operations
               Company, HD Capital Corporation, HDN Development Corporation
               and Krispy Kreme Doughnuts, Inc.
 21.1+     --  List of subsidiaries
 23.1+     --  Consent of Kilpatrick Stockton LLP (included in the opinion filed as Exhibit No. 5 to this Registration Statement)
 23.2+     --  Consent of PricewaterhouseCoopers LLP
 24.1#     --  Powers of Attorney of certain officers and directors of the
               Company


---------------


+ Filed herewith.

# Previously filed.

b. Financial Statement Schedules

Schedule II -- Consolidated Valuation and Qualifying Accounts and Reserves of
               Krispy Kreme Doughnut Corporation

ITEM 17.  UNDERTAKINGS.

Krispy Kreme hereby undertakes to provide to the Underwriters at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Krispy Kreme pursuant to the provisions of our Articles of Incorporation and Bylaws or otherwise, Krispy Kreme has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of Krispy Kreme in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Krispy Kreme will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned undertakes that:

1. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by Krispy Kreme pursuant to Rule 424(b)(1) or (4), or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

2. For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Krispy Kreme has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, North Carolina, on January 18, 2001.


                                          KRISPY KREME DOUGHNUTS, INC.

                                          By: /s/ RANDY S. CASSTEVENS
                                            ------------------------------------
                                              Randy S. Casstevens
                                              Senior Vice President, Corporate
                                              Finance,
                                              Secretary and Treasurer


Pursuant to the requirements of the Securities Act of 1933, this amendment no. 2 to the registration statement has been signed on January 18, 2001, by the following persons in the capacities indicated.


SIGNATURE                                      POSITION
---------                                      --------
*                                              Chairman of the Board of Directors, President
---------------------------------------------  and Chief Executive Officer (Principal
Scott A. Livengood                             Executive Officer)

*                                              Vice Chairman of the Board of Directors and
---------------------------------------------  Executive Vice President, Concept Development
John N. McAleer

*                                              Chief Financial Officer (Principal Financial
---------------------------------------------  Officer and Principal Accounting Officer)
John W. Tate

*                                              Director
---------------------------------------------
Frank E. Guthrie

*                                              Director
---------------------------------------------
Mary Davis Holt

*                                              Director
---------------------------------------------
William T. Lynch

*                                              Director
---------------------------------------------
Joseph A. McAleer, Jr.

*                                              Director
---------------------------------------------
Robert L. McCoy

*                                              Director
---------------------------------------------
James H. Morgan

*                                              Director
---------------------------------------------
Steven D. Smith

*                                              Director
---------------------------------------------
Robert L. Strickland

*                                              Director
---------------------------------------------
Togo D. West, Jr.

*By: /s/ RANDY S. CASSTEVENS
    -----------------------------------------
    Randy S. Casstevens
    as attorney-in-fact

                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                         FINANCIAL STATEMENT SCHEDULES

To the Board of Directors of
Krispy Kreme Doughnut Corporation:

Our report on the consolidated financial statements of Krispy Kreme Doughnut Corporation and its subsidiaries is included herein. In connection with our audits of such financial statements, we have also audited the related financial statement schedule of Krispy Kreme Doughnut Corporation and subsidiaries.

In our opinion, the financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.

PRICEWATERHOUSECOOPERS LLP
Greensboro, North Carolina
March 6, 2000

                       KRISPY KREME DOUGHNUT CORPORATION

                          SCHEDULE II -- CONSOLIDATED
                            VALUATION AND QUALIFYING
                             ACCOUNTS AND RESERVES

                                              -----------------------------------------------------------------
                                                                         ADDITIONS
                                                            ADDITIONS      CHARGED
                                              BALANCE AT      CHARGED           TO                   BALANCE AT
                                               BEGINNING           TO        OTHER                          END
RESERVE FOR DOUBTFUL ACCOUNTS                  OF PERIOD   OPERATIONS     ACCOUNTS   DEDUCTIONS(1)    OF PERIOD
-----------------------------                 ----------   ----------   ----------   -------------   ----------
For the year ended February 1, 1998.........   $292,919    $  180,573   $      --     $  100,104     $  373,388
                                               ========    ==========   ==========    ==========     ==========
For the year ended January 31, 1999.........   $373,388    $2,101,099   $      --     $1,499,487     $  975,000
                                               ========    ==========   ==========    ==========     ==========
For the year ended January 30, 2000.........   $975,000    $  832,506   $      --     $  483,644     $1,323,862
                                               ========    ==========   ==========    ==========     ==========

---------------

(1) Amounts represent write-off of uncollectible receivable balances.